SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2001

ADEPT TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-27122 (Commission File Number)	94-2900635 (IRS Employer Identification No.)

150 Rose Orchard Way San Jose, California (Address of Principal Executive Offices)	95134 (Zip Code)

Registrant’s telephone number, including area code: (408) 432-0888

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     This report is being filed by the Registrant to report its financial results for the fourth quarter and fiscal year ended June 30, 2001. The press release issued by the Registrant relating to the financial results announcement is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

     The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Registrant issued on August 1, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date: August 2, 2001	By:	/s/ Michael W. Overby

Michael W. Overby Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant issued on August 1, 2001.

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